UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2003

REGENT COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15392	31-1492857

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky	41011

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 292-0030

Not Applicable

(Former name or former address, if changed since last report)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Signatures
EX-99.1 PRESS RELEASE

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 7, 2003, Regent Communications, Inc. (“Regent”) issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about Regent’s third completed fiscal quarter of 2003. The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENT COMMUNICATIONS, INC.
(Registrant)

Date: November 7, 2003	By:	/s/ANTHONY A. VASCONCELLOS Anthony A. Vasconcellos Senior Vice President and Chief Financial Officer

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